UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, Ocwen Financial Corporation (“Ocwen” or “the Company”) announced that June C. Campbell, Executive Vice President and Chief Financial Officer, will be leaving the Company following a transition period. Ms. Campbell’s departure is unrelated to any disagreement with the Company on any matter. Ms. Campbell joined Ocwen in March 2019 and led the Finance organization through the post-merger integration of Ocwen and PHH Corporation and subsequent legal entity re-organization. Her most recent accomplishments include leading enterprise-wide cost reduction initiatives and executing a comprehensive Investor Relations plan. The Company thanks Ms. Campbell for her contributions to the Company’s strategic transformation over the past three years.

On May 18, 2022, the Company also announced that Sean O’Neil will join the organization as Executive Vice President and Chief Financial Officer effective June 13, 2022. Mr. O’Neil, 56, joins Ocwen from Bayview Asset Management, LLC, which he joined in 2015, serving as Chief Financial Officer. Prior to 2015, he held a number of senior positions at financial institutions, including serving as Group Financial Officer for Wells Fargo, Eastern Community Bank and as Chief Financial Officer for Wachovia’s Wealth Management Group. Mr. O’Neil began his career as a submarine officer in the U.S. Navy, and earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in Mechanical Engineering from Pennsylvania State University.

Mr. O’Neil will receive an annual base salary of $550,000, annual target cash bonus compensation of $550,000, and annual long-term equity compensation with a target value of $650,000, half of which will be granted as time-vesting restricted stock units (RSUs) and half of which will be granted as performance-based RSUs. Mr. O’Neil will also receive a one-time sign-on award of time-vesting RSUs with a target value of $1,250,000. In addition, Mr. O’Neil will be entitled to a cash sign-on bonus of $650,000, payable in four installments over three years provided that Mr. O’Neil remains employed on each payment date, subject to certain exceptions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Ocwen Financial Corporation dated May 18, 2022

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: May 18, 2022	By:	/s/ Joseph J. Samarias
Joseph J. Samarias
Executive Vice President and General Counsel